UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)      March 6, 2006
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                                 EMCOR Group, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                             11-2125338
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(Commission File Number)                    (I.R.S. Employer Identification No.)

    301 Merritt Seven, Norwalk, CT                           06851
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

-    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 6, 2006, the Compensation and Personnel Committee of the Board of Directors of the Company (the "Compensation Committee") established the aggregate earnings per share objective (the "EPSO") for the performance cycle consisting of the 2006 and 2007 fiscal years and the performance cycle consisting of the 2006, 2007 and 2008 fiscal years under the Company's Long Term Incentive Plan (previously filed with the Securities and Exchange Commission on December 16, 2005 pursuant to a Form 8-K) (the "LTIP") in which each of Messrs. Frank T. MacInnis, Chief Executive Officer and Chairman of the Board, Tony J. Guzzi, President and Chief Operating Officer, Sheldon I. Cammaker, Executive Vice President and General Counsel, Leicle E. Chesser, Executive Vice President and Chief Financial Officer, R. Kevin Matz, Senior Vice President - Shared Services and Mark A. Pompa, Senior Vice President - Chief Accounting Officer and Treasurer participate. Under the LTIP, among other things, bonuses are to be paid to each such executive officer based upon the Company's achievement of the applicable EPSO for the two-year performance cycle consisting of 2006 and 2007 (the "Two-Year Performance Cycle") and for the three-year performance cycle consisting of 2006, 2007 and 2008 (the "Three-Year Performance Cycle"). If at least 50% of the EPSO is achieved for a performance cycle, the executive officer is entitled to receive a percentage of his target bonus, which target bonus is based on a predetermined percentage of his annual base salary (the "Target Bonus") as of the last day of the calendar year immediately preceding the commencement of the applicable performance cycle. The percentage of the Target Bonus payable in respect of a performance cycle is 50% if the actual earnings per share of the Company (the "Actual EPS")for the performance cycle is 50% of the EPSO for the performance cycle, 100% of the Target Bonus if the Actual EPS for the performance cycle is 100% of the EPSO for the performance cycle, and 200% of the Target Bonus if the Actual EPS for the performance cycle is 120% of the EPSO for the performance cycle, with interpolation between such EPSO attainment percentages. No bonus is payable in respect of a performance cycle if the Actual EPS for such performance cycle is less than 50% of the EPSO for such performance cycle. The bonus (if any) for the Two-Year Performance Cycle is payable on March 15, 2008, and the bonus (if any) for the Three-Year Performance Cycle is payable on March 15, 2009. No single bonus payable under the LTIP may exceed $3,000,000. The Target Bonus with respect to each executive officer of the Company is set forth in the LTIP, but may be adjusted at the discretion of the Compensation Committee prior to the commencement of a performance cycle. The Target Bonus for the Two-Year Performance Cycle and the Three-Year Performance Cycle for each executive officer of the Company is as follows: Frank T. MacInnis
- 175%; Tony J. Guzzi - 150%; Sheldon I. Cammaker - 125%; Leicle E. Chesser - 125%; R. Kevin Matz - 125%; and Mark A. Pompa - 125%.

                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EMCOR GROUP, INC.


Date:  March 7, 2006                          By:      /S/ R. Kevin Matz
                                                      -------------------------
                                              Name:   R. Kevin Matz
                                              Title:  Senior Vice President -
                                                      Shared Services